UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005 (January 20, 2005)

National HealthCare Corporation
(Exact name of Registrant as specified in its charter)

Delaware	333-37185	52-2057472
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-2020
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 3.01(a). Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On January 20, 2005, National HealthCare Corporation received a warning letter from the American Stock Exchange that the Company is not in compliance with the Amex board of directors composition requirements as set forth in Section 121A of the Amex Company Guide. Specifically, the Company does not currently have a majority of independent directors serving on its board. The warning letter gives the Company until May 31, 2005 to regain compliance with the Amex requirements.

The Company intends to correct the instance of noncompliance with the Amex Company Guide as soon as reasonably possible. The Company has determined, based on discussions with representatives of Amex, that the incident of noncompliance will be corrected when a currently serving board member, Richard F. LaRoche, Jr., becomes independent on May 22, 2005 by virtue of the passing of the third anniversary of the date he resigned as an executive officer of the Company.

On January 25, 2005, the Company issued a press release announcing its receipt of the warning letter from Amex. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National HealthCare Corporation

By: /s/ Robert G. Adams
Name: Robert G. Adams
Title: President

Date: January 25, 2005

Exhibit Index

Number	Exhibit
99.1	Press release, dated January 25, 2005

EXHIBIT 99.1

For release: Jan. 25, 2005

Contact: Gerald Coggin, Senior VP of Corporate Relations

Phone: (615) 890-2020

NHC receives notice from AMEX

MURFREESBORO, Tenn. -- National HealthCare Corporation (AMEX: NHC), one of the nation's oldest long-term health care companies, said that on Jan. 20, it received a notice from the American Stock Exchange that the Company is currently not in compliance with the Amex board of directors composition requirements as set forth in Section 121A of the Amex Company Guide. Specifically, the Company does not currently have a majority of independent directors serving on its board. The warning letter gives the Company until May 31, to regain compliance with the Amex requirements. The Company intends to correct the instance of noncompliance with the Amex Company Guide as soon as reasonably possible. The Company has determined, based on discussions with representatives of Amex, that the incident of noncompliance will be corrected when a currently serving board member, Richard F. LaRoche, Jr., becomes independent on May 22, 2005 by virtue of the passing of the third anniversary of the date he resigned as an executive officer of the Company.

NHC operates for itself and third parties 74 long-term health care centers with 9,177 beds. NHC also operates 31 homecare programs, six independent living centers and assisted living centers at 22 locations. NHC's other services include managed care specialty medical units, Alzheimer's units and a rehabilitation services company. Other information about the company can be found on our web site at www.NHCcare.com.

Statements in this press release that are not historical facts are forward-looking statements. NHC cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHC's best judgment as of the date of this release.